UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-27836 (Commission File Number)	65-0643773 (IRS Employer Identification No.)

2 Snunit Street Science Park POB 455 Carmiel, Israel (Address of principal executive offices)	20100 (Zip Code)

+972-4-988-9488
Registrant’s telephone number, including area code:

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On November 2, 2007, Protalix BioTherapeutics, Inc. (the “Company”) issued a press release announcing that the Company would present at the CIBC World Markets 18th Annual Healthcare Conference being held at the Waldorf-Astoria Hotel in New York City on Monday, November 5, 2007 at 3:00 p.m. EST. The full text of the press release is set forth in Exhibit 99.1 to this Report.

A copy of the Company’s presentation materials for the conference, appearing in Exhibit 99.2, is furnished and not filed pursuant to Regulation FD.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits
99.1	Press release dated November 2, 2007, titled “Protalix BioTherapeutics to Present at CIBC World Markets 18th Annual Healthcare Conference.”
99.2	Slide Presentation to be used at the CIBC World Markets 18th Annual Healthcare Conference on November 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.
Date: November 2, 2007	By:	/s/ David Aviezer
	Name:	David Aviezer, Ph.D.
	Title:	President and Chief Executive Officer